                                                                      EXHIBIT 16


                                INVESTMENT TRUST
                               POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his/her capacity as trustee or officer, or both, as the case may be, of the Registrant, does hereby appoint Sheldon A. Jones, Joseph R. Fleming, Allison R. Beakley, Caroline Pearson and John Millette and each of them, severally, his/her true and lawful attorney and agent to execute in his/her name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and the purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signature                                    Title                                   Date
---------                                    -----                                   ----
/s/ Linda C. Coughlin                        Trustee and President                   November 14, 2000
-------------------------------
Linda C. Coughlin

/s/ Henry P. Becton, Jr.                     Trustee                                 November 14, 2000
-------------------------------
Henry P. Becton, Jr.

/s/ Dawn-Marie Driscoll                      Trustee                                 November 14, 2000
-------------------------------
Dawn-Marie Driscoll

/s/ Edgar R. Fiedler                         Trustee                                 November 14, 2000
-------------------------------
Edgar R. Fiedler

/s/ Keith R. Fox                             Trustee                                 November 14, 2000
-------------------------------
Keith R. Fox

/s/ Joan Edelman Spero                       Trustee                                 November 14, 2000
-------------------------------
Joan Edelman Spero

/s/ Jean Gleason Stromberg                   Trustee                                 November 14, 2000
-------------------------------
Jean Gleason Stromberg

/s/ Jean C. Tempel                           Trustee                                 November 14, 2000
-------------------------------
Jean C. Tempel

/s/ Steven Zaleznick                         Trustee                                 November 14, 2000
-------------------------------
Steven Zaleznick